Fourth Quarter 2022 Financial Results February 7, 2023 Exhibit 99.2

Brad Windbigler Head of Treasury and Investor Relations

Forward-Looking Statements This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as "expects," "intends," "targets," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook," “projects,” “designed to,” and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this press release of The Western Union Company should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2021. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns or other events, such as public health emergencies, epidemics, or pandemics, such as COVID-19, civil unrest, war, terrorism, natural disasters, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price or customer experience, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including digital, mobile and internet-based services, card associations, and card-based payment providers, and with digital currencies and related exchanges and protocols, and other innovations in technology and business models; geopolitical tensions, political conditions and related actions, including trade restrictions and government sanctions, which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents, clients, or other partners; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; mergers, acquisitions, and the integration of acquired businesses and technologies into our Company, divestitures, and the failure to realize anticipated financial benefits from these transactions, and events requiring us to write down our goodwill; decisions to change our business mix; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; changes in tax laws, or their interpretation, any subsequent regulation, and unfavorable resolution of tax contingencies; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third-party vendors; our ability to realize the anticipated benefits from restructuring-related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to attract and retain qualified key employees and to manage our workforce successfully; failure to manage credit and fraud risks presented by our agents, clients, and consumers; adverse rating actions by credit rating agencies; our ability to protect our trademarks, patents, copyrights, and other intellectual property rights, and to defend ourselves against potential intellectual property infringement claims; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents, or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud, and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations, in the United States and abroad, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, immigration, and sustainability reporting, including climate-related reporting; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators; liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory enforcement actions, including costs, expenses, settlements, and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy, data use, the transfer of personal data between jurisdictions, and information security, including with respect to the General Data Protection Regulation in the European Union and the California Consumer Privacy Act; failure to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities in the United States and abroad related to consumer protection and derivative transactions; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations, or industry standards affecting our business; (iii) other events, such as catastrophic events; and management’s ability to identify and manage these and other risks.

Devin McGranahan President & CEO

$1.1 billion GAAP revenue Fourth Quarter Results 13.9% GAAP operating margin 15.8% Adjusted operating margin* $0.65 GAAP EPS $0.32 Adjusted EPS* *Note: See appendix for reconciliation of GAAP to Non-GAAP financial measures.

Remittances Projected to Remain Resilient +2% World Bank 2023 Global Remittance Flows to LMIC1 +3% IMF 2023 Global GDP Growth2 1 World Bank global remittance flows to low-and-middle income countries (LMIC); World Bank Migration and Development Brief 37, November 2022 2 IMF World Economic Outlook Update, January 2023

Accelerate digital Deliver accessible financial services Drive customer experience and operational excellence Retail as the gateway to Western Union Accelerating Strategic Investments New point of sale system pilot launch Owned stores expansion in Europe and LACA New go-to-market strategy, including promotional pricing activities Branded digital transaction platform Launched digital bank in Italy and Poland and kicked off digital bank build in additional European countries Funded wallet launch in the U.S. and bank launch in Brazil Product expansion (e.g. prepaid) Enabled dedicated regional tech teams Improved single customer view

+30% Q4 U.S. outbound branded digital new customer growth New go-to-market strategy implemented Reigniting the Customer Acquisition Engine Note: the impact from Russia and Belarus is excluded from all time periods +30% YoY

Latin America and the Caribbean *Note: See appendix for reconciliation of segment financial results. Over 50 Corporate owned stores in 2022 +16% Q4 new x-border customer growth +11% Q4 x-border monthly active users

Benefits of Owned/Concept Retail Stores Western Union Store, Madrid More control over distribution Increasing the number of products and services Promoting the retail to digital escalator Assisting in the adoption of the financial ecosystem Low initial investment and above average margins

Q4 Partnership Highlights

Matt Cagwin CFO

Q4 Business Trends *Note: See appendix for reconciliation of GAAP to Non-GAAP financial measures. $1.1 billion GAAP revenue 13.9% GAAP operating margin 15.8% Adjusted operating margin (15.2%) GAAP effective tax rate 14.7% Adjusted effective tax rate $0.65 GAAP EPS $0.32 Adjusted EPS

Q4 C2C Business Trends Regions Const. Curr Revenue* YoY % Change Transaction Growth/(Decline) North America (7%) (2%) Europe & CIS1 (17%) (31%) MEASA (7%) (5%) LACA 13% 8% APAC (14%) (12%) Total C2C1 (9%) (12%) Branded Digital1,2 (6%) 2% *Note: See appendix for reconciliation of segment financial results 1 Suspension of operations in Russia and Belarus impacted results as follows: C2C transactions (9%), C2C revenue (3%), Branded Digital transactions and revenue (2%), Europe & CIS transactions (26%), and Europe & CIS revenue (8%) 2 Branded Digital is included within the C2C regions

Q4 Other & Business Solutions Highlights Other % of Total Company Revenue (GAAP) Business Solutions Third closing (EU operations) expected to occur in Q2 2023 Until the third closing, the Company will recognize revenue and operating profit plus offsetting contractual payments to the buyers in Other Income GAAP revenue grew 20% Primarily bill payments businesses in Argentina and the U.S. and retail money orders

Financial Highlights YTD as of December 31, 2022 Edit text Cash flow from operations $582 million Dividends paid $362 million Share repurchases $352 million Capital expenditures $208 million Cash balance $1.3 billion Debt outstanding $2.6 billion

2023 Financial Outlook *Note: See appendix for reconciliation of GAAP to Non-GAAP financial measures. Revenue Operating margin EPS GAAP (9%) to (7%) 18% to 20% $1.48 to $1.58 Adjusted (4%) to (2%) 19% to 21% $1.55 to $1.65

Key Drivers Metrics Medium-Term Aspirations Results Increase retention in retail +200 bps annually +46 bps in 2022 Drive omnichannel experiences Over 20% growth in omnichannel customers annually Flat in 2022 Grow new branded digital customers Double-digit growth annually +14% in Q4 Expand ecosystem 100K customers per month ~15K per month Trailing 3 months November to January

Questions & Answers

Appendix Fourth Quarter 2022

Western Union presents a number of non-GAAP financial measures because management believes that these metrics provide meaningful supplemental information in addition to the GAAP metrics and provide comparability and consistency to prior periods. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the prior year. We have also included non-GAAP measures below that remove certain impacts of Business Solutions, in order to provide a more meaningful comparison of results from continuing operations. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. Amounts included below are in millions, unless indicated otherwise. Key Statistics and Reconciliation of Non-GAAP Measures

Western Union

	Notes	4Q21	FY2021	1Q22	2Q22	3Q22	4Q22	FY2022
Consolidated Metrics								
Revenues (GAAP) - YoY % change		1%	5%	(4)%	(12)%	(15)%	(15)%	(12)%
Adjusted revenues (non-GAAP) - YoY % change	(a)	1%	4%	(1)%	(4)%	(6)%	(6)%	(4)%
Operating margin (GAAP)		24.7%	22.1%	20.5%	23.2%	21.3%	13.9%	19.8%
Adjusted operating margin (non-GAAP)(1)	(b)	N/A	N/A	21.8%	23.3%	20.6%	15.8%	20.4%
Adjusted EBITDA margin (non-GAAP)	(b)	28.7%	26.6%	26.2%	27.5%	24.9%	20.2%	24.7%
Consumer-to-Consumer (C2C) Segment Metrics								
Revenues (GAAP) - YoY % change		(1)%	4%	(5)%	(9)%	(11)%	(11)%	(9)%
Adjusted revenues (non-GAAP) - YoY % change	(f)	0%	3%	(3)%	(6)%	(8)%	(9)%	(6)%
Transactions (in millions)		78.3	305.9	69.7	68.2	66.9	69.3	274.1
Transactions - YoY % change		0%	5%	(4)%	(13)%	(12)%	(12)%	(10)%
Cross-border principal, as reported - YoY % change		5%	15%	(3)%	(12)%	(13)%	(12)%	(10)%
Cross-border principal (constant currency) - YoY % change	(g)	5%	14%	(1)%	(9)%	(9)%	(9)%	(7)%
Operating margin		24.2%	22.2%	20.7%	22.0%	19.7%	14.1%	19.2%
Branded Digital revenues (GAAP) - YoY % change		9%	18%	4%	(1)%	(8)%	(8)%	(3)%
Branded Digital foreign currency translation impact	(i)	0%	(1)%	1%	2%	3%	2%	2%
Adjusted Branded Digital revenues (non-GAAP) - YoY % change		9%	17%	5%	1%	(5)%	(6)%	(1)%
Branded Digital transactions - YoY % change		6%	19%	0%	(3)%	(1)%	2%	0%

(1) Concurrent with the sale in the first quarter of 2022, the Business Solutions operating income has been excluded. See tickmark (p) below for more information.

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Western Union

C2C Segment Regional Metrics - YoY % change	Notes	4Q21	FY2021	1Q22	2Q22	3Q22	4Q22	FY2022
NA region revenues (GAAP)		2%	1%	(1)%	(2)%	(5)%	(7)%	(4)%
NA region foreign currency translation impact	(i)	0%	0%	0%	0%	0%	0%	0%
Adjusted NA region revenues (non-GAAP)		2%	1%	(1)%	(2)%	(5)%	(7)%	(4)%
NA region transactions		(2)%	(1)%	(6)%	(6)%	(5)%	(2)%	(5)%
EU & CIS region revenues (GAAP)		(8)%	3%	(14)%	(21)%	(23)%	(23)%	(20)%
EU & CIS region foreign currency translation impact	(i)	1%	(3)%	4%	5%	7%	6%	5%
Adjusted EU & CIS region revenues (non-GAAP)		(7)%	0%	(10)%	(16)%	(16)%	(17)%	(15)%
EU & CIS region transactions		1%	13%	(7)%	(30)%	(32)%	(31)%	(25)%
MEASA region revenues (GAAP)		2%	4%	2%	(4)%	(5)%	(9)%	(4)%
MEASA region foreign currency translation impact	(i)	0%	0%	1%	1%	2%	2%	2%
Adjusted MEASA region revenues (non-GAAP)		2%	4%	3%	(3)%	(3)%	(7)%	(2)%
MEASA region transactions		6%	10%	5%	(3)%	(1)%	(5)%	(1)%
LACA region revenues (GAAP)		8%	22%	2%	2%	0%	11%	4%
LACA region foreign currency translation impact	(i)	4%	2%	3%	2%	4%	2%	3%
Adjusted LACA region revenues (non-GAAP)		12%	24%	5%	4%	4%	13%	7%
LACA region transactions		2%	9%	2%	4%	3%	8%	5%
APAC region revenues (GAAP)		0%	6%	(6)%	(10)%	(16)%	(20)%	(13)%
APAC region foreign currency translation impact	(i)	0%	(3)%	3%	4%	5%	6%	4%
Adjusted APAC region revenues (non-GAAP)		0%	3%	(3)%	(6)%	(11)%	(14)%	(9)%
APAC region transactions		(13)%	(7)%	(13)%	(11)%	(11)%	(12)%	(12)%

23

Notes 4q21 fy2021 1q22 2q22 3q22 4q22 fy2022 % of C 2C Revenue NA region revenues EU & CIS region revenues MEASA region revenues LACA region revenues APAC region revenues Branded Digital revenues Other (primarily bill payments businesses in Argentina and the united states and money orders) Revenues (gaap)- yoy% change Operating margin % of total company revenue (gaap) Consumer -to-consumer segment revenues Business solutions segment revenues Other revenues 38% 31% 15% 9% 7% 21% 5% 21.3% 87% 8% 5% 37% 32% 15% 9% 7% 20% (1) % 19.6% 87% 8% 5% 39% 29% 17% 9% 6% 22% 8% 31.7% 86% 8% 6% 40% 28% 16% 10% 6% 22% 19% 40.1% 90% 3% 7% 40% 28% 16% 10% 6% 21% 0% 33.4% 90% 4% 6% 39% 27% 16% 12% 6% 21% 20% 35.5% 90% 3% 7% 40% 28% 16% 10% 6% 22% 12% 35.4% 89% 5% 6%

Notes 4Q21 FY2021 1Q22 2Q22 3Q22 4Q22 FY2022 Consolidated metrics (a)Revenues (gaap) Foreign currency translation impact Revenues, constant currency (non-gaap) Less business solutions Revenues, constant currency (non-gaap) Adjusted Revenues (non-gaap) Prior year Revenues (gaap) Less prior year Revenues from business solutions (gaap) Adjusted prior year Revenues (non-gaap) Revenues (gaap)-yoy% change Revenues, constant currency (non-gaap)- yoy% change Adjusted Revenues (non-gaap)-yoy% change (b) operating income (gaap) Acquisition and divestiture costs Russia/Belarus exit costs Business Solutions exit costs Operating expense redeployment program coats Less business Solutions operating income1 Adjusted operating income (non-GAAP) Depreciation and amortization Adjusted EBITDA (non-GAAP) Operating margin (GAAP) Adjusted operating margin (non-GAAF) Adjusted operating margin, excluding Business Solutions operating income (non-GAAP)1 Adjusted EBITDA margin (non-GAAP) (1) Concurrent with the sale in the first quarter of 2022, the business solutions operating income has been excluded. See tick mark (P) below for more information. (i) (i),(p) (p) (k) (q) (q) (s) (p) (j) $ 1,284.8 $ 5,070.8 $ 1,155.7 $ 1,1383 $ 1,089.6 $ 1,091.9 $ 4,475.5 14.8 (18.3) 332 42.1 60.8 49.4 185.5 1,299.6 5,0525 1,188.9 1,180.4 1,150.4 1,141.3 4,661.0 (1092) (4059) (91.9) (40.1) (50.4) (34.0) (216.4) $ 1,190.4 $ 4646.6 $ 1,097.0 $ 1,1403 $ 1,100.0 $ 1,107.3 $ 4,444.6 $ 1,271.8 $ 4835.0 $ 1,210.0 $ 1,289.7 $ 1,2863 $ 1,284.8 $z 5,070.8 (892) (355.1) (96.5) (993) (116.8) (109.2) (421.8) $ 1,182.6 $ 4478.9 $ 1,113.5 $ 1,190.4 $ 1,169.5 $ 1,1756 $ 4,649.0 1% 5% (4)% (12)% (15)% (15)% (12)% 2% 4% (2)% (8)% (11)% (11)% (8)% 1% 4% (1)% (4)% (6)% (6)% (4)% $ 316.8 $ 1,123.1 $ 237.5 $ 264.0 $ 231.8 $ 151.6 $ 884.9 3.7 157 33 0.9 0.4 1.6 6.2 N/A N/A 11.0 02 (0.6) (0.6) 10.0 N/A N/A 7.7 7.7 N/A N/A WA N/A WA 21.8 21.8 N/A WA (26.5) (7.9) (15.6) (6.6) (56.6) $ 320.5 $ 1,138.8 $ 233.0 $ 2572 $ 216A $ 167.8 $ 874.0 47.9 208.2 462 45.9 44.7 46.4 183.8 5 368.4 $ 1,347.0 $ 2792 $ 303.1 $ 2607 $ 2142 $ 1,057.8 247% 22.1% 20.5% 23.2% 21.3% 13.9% 19.8% 249% 22.5% N/A N/A WA N/A N/A WA N/A 21.8% 23.3% 20.6% 158% 20.4% 287% 26.6% 26.2% 27.5% 249% 202%24.7%

Notes 4Q21 FY2021 1Q2022 2Q22 3Q22 4Q22 FY2022 (C) Net Income (GAAP) $ 168.8 $ 805.8 $ 293.3 $ 194.0 $ 173.9 $ 294 4 $ 910 6 Acquisition and divestiture costs (k) 3.7 15.7 3.3 0.9 0.4 1.6 6.2 Gain on investment sale (l) —(47.9) N/A N/A N/A N/A N/A Debt extinguishment costs (m) — 14.8 N/A N/A N/A N/A N/A Pension settlement charge (n) 109.8 109.8 N/A N/A N/A N/A N/A Business Solutions gain (p) N/A N/A (151.4)— — (96.9) (248.3) Business Solutions exit costs (q) N/A N/A 7.7— — — 7.7 Russia/Belarus exit costs (q) N/A N/A 11.0 02 (0.6) (0.6) 10.0 Operating expense redeployment program costs (s) N/A N/A N/A N/A N/A 21.8 21 8 Income tax (benefit)/expense from change in permanent reinvestment assertion related to the sale of Business Solution (0) (0.2) 17.9 N/A N/A N/A N/A N/A Income tax benefit from reversal of significant uncertain tax positions (r) N/A N/A N/A N/A (132) (68 5) (81.7)(K) (l) (m)(n)(p) Income tax (benefit)/expense from other adjustments (q),(s) (23.3) (19.0) 38.7 2.0 3.0 14.7 58.4 Adjusted net income (non-GAAP) $ 258 8 $ 897.1 $ 202.6 $197.1 $163.5 $121.5 $ 684.7

Notes 4Q21 FY2021 1Q22 2Q22 3422 4Q22 FY2022 C2C Segment Metrics (f) Revenues (GAAP) $ 1,111.5 $ 4,394.0 $ 999.0 $ 1,026.9 $ 982.4 $ 985.2 $ 3,993.5 Foreign currency translation impact (i) 6.2 (46.4) 20.8 28.1 37.1 30.9 116.9 Revenues, constant currency (non-GAAP)$ 1,117.7 $ 4,347.6 $ 1,019.8 $ 1,055.0 $ 1,019.5 $ 1,016.1 $ 4,110.4 Prior year revenues (GAAP) $1,121.5 $ 4,220.0 $ 1,050.9 $ 1,127.1 $ 1,104.5 $ 1,111.5 $ 4,394.0 Revenues (GAAP) - YoY% change (1%) 4% (5)% (9)% (11)% (11)% (9)% Adjusted revenues (non-GAAP) - YoY % change 0% 3% (3%) (6%) (8)% (9)% (6)% (g) Cross-border principal as reported ($- billions) $ 26.5 $ 104.1 $ 23.8 $ 23.4 $ 23.0 $ 23.4 $ 93.6 Foreign currency translation impact (i) 0.2 (1.2) 0.5 0.9 1.1 0.8 3.3 Cross-border principal constant currency ($- billions)$ 26.7 $ 102.9 $ 24.3 $ 24.3 $ 24.1 $ 24.2 $ 96.9 Prior year cross-border principal, as reported ($- billions)$ 25.3 $ 90.6 $ 24.5 $ 26.6 $ 26.5 $ 26.5 $ 104.1 Cross-border principal as reported - YoY % change 5% 15% (3%) (12%) (13%) (12%) (10%) Cross-border principal constant currency - YoY % change 5% 14% (1%) (9%) (9%) (7%) Business Solutions Segment Metrics (h) Revenues (GAAP) $ 109.2 $ 421.8 $ 89.1 $ 35.7 $ 42.6 $ 29.5 $ 196.9 Foreign currency translation impact 0.0 (15.9) 2.8 4.4 7.8 4.5 19.5 Revenues, constant currency (non-GAAP) (i) $ 109.2 $ 405.9 $ 91.9 $ 40.1 $ 50.4 $ 34.0 $ 216.4 Prior year revenues (GAAP) $ 89.2 $ 356.1 $ 96.5 $ 99.3 $ 116.8 $ 109.2 $ 421.8 Revenues (GAAP) - YoY % change 22% 18% (8)% (64)% (63)% (73)% (53)% Adjusted revenues (non-GAAP) - YoY % change 22% 14% (5)% (60)% (57)% (69)% (49)%

Western Union

		Notes	4Q21	FY2021	1Q22	2Q22	3Q22	4Q22	FY2022
	C2C Segment Metrics								
(f)	Revenues (GAAP)		$ 1,111.5	$ 4,394.0	$ 999.0	$ 1,026.9	$ 982.4	$ 985.2	$ 3,993.5
	Foreign currency translation impact	(i)	6.2	(46.4)	20.8	28.1	37.1	30.9	116.9
	Revenues, constant currency (non-GAAP)		$ 1,117.7	$ 4,347.6	$ 1,019.8	$ 1,055.0	$ 1,019.5	$ 1,016.1	$ 4,110.4
	Prior year revenues (GAAP)		$ 1,121.5	$ 4,220.0	$ 1,050.9	$ 1,127.1	$ 1,104.5	$ 1,111.5	$ 4,394.0
	Revenues (GAAP) - YoY % change		(1%)	4%	(5)%	(9)%	(11)%	(11)%	(9)%
	Adjusted revenues (non-GAAP) - YoY % change		0%	3%	(3%)	(6%)	(8)%	(9)%	(6)%
(g)	Cross-border principal, as reported ($- billions)		$ 26.5	$ 104.1	$ 23.8	$ 23.4	$ 23.0	$ 23.4	$ 93.6
	Foreign currency translation impact	(i)	0.2	(1.2)	0.5	0.9	1.1	0.8	3.3
	Cross-border principal, constant currency ($- billions)		$ 26.7	$ 102.9	$ 24.3	$ 24.3	$ 24.1	$ 24.2	$ 96.9
	Prior year cross-border principal, as reported ($- billions)		$ 25.3	$ 90.6	$ 24.5	$ 26.6	$ 26.5	$ 26.5	$ 104.1
	Cross-border principal, as reported - YoY % change		5%	15%	(3%)	(12%)	(13%)	(12%)	(10%)
	Cross-border principal, constant currency - YoY % change		5%	14%	(1%)	(9%)	(9%)	(9%)	(7%)
	Business Solutions Segment Metrics								
(h)	Revenues (GAAP)		$ 109.2	$ 421.8	$ 89.1	$ 35.7	$ 42.6	$ 29.5	$ 196.9
	Foreign currency translation impact		0.0	(15.9)	2.8	4.4	7.8	4.5	19.5
	Revenues, constant currency (non-GAAP)	(i)	$ 109.2	$ 405.9	$ 91.9	$ 40.1	$ 50.4	$ 34.0	$ 216.4
	Prior year revenues (GAAP)		$ 89.2	$ 356.1	$ 96.5	$ 99.3	$ 116.8	$ 109.2	$ 421.8
	Revenues (GAAP) - YoY % change		22%	18%	(8)%	(64)%	(63)%	(73)%	(53)%
	Adjusted revenues (non-GAAP) - YoY % change		22%	14%	(5)%	(60)%	(57)%	(69)%	(49)%

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2023 Consolidated Outlook Metrics Notes Range Revenues (GAAP) -YoY %change (9) % (7)% Foreign currency translation impact (i) 1% 1% Impact from Business Solutions (p) 4% 4% Revenues, constant currency, excluding Business Solutions (non-GAAP) - YoY %change (4)% (2)% Range Operating margin (GAAP) 18% 20% Operating expense redeployment program costs (s) 1% 1% Impact from acquisition and divestiture costs (k) 0% 0% Impact from Business Solutions (p) 0% 0% Operating margin, adjusted (non-GAAP) 19% 21% Range Earnings per share (GAAP) ($- dollars) S 1.48 S 1.58 Gain on the sale of Business Solutions (p) (0.06) (0.06) Operating expense redeployment program costs, net of related taxes (s) 0.06 0.06 Income taxes associated with the gain on the sale of Business Solutions (p) 0.07 0.07 Earnings per share, adjusted (non-GAAP) ($- dollars) S 1 55 S 1.65

Non-GAAP related notes; (i) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. The Company believes that this measure provides management and investors with information about revenue results and trends that eliminates currency volatility while increasing the comparability of the Company's underlying results and trends. (j) Earnings before Interest Taxes, Depreciation, and Amortization (“EUTDA”) results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating Income effect of assets acquired in prior periods. (k) Represents the impact from expenses incurred in connection with the Company's acquisition and divestiture activity, including for the review and closing of these transactions. The Company believes that, by excluding the effects of these charges that can impact operating trends, management and investors are provided with a measure that increases the comparability of the Company's underlying operating results. (l) On April 12, 2021, the Company sold a substantial majority of the noncontrolling interest it held in a private company for cash proceeds of $50.9 million. As a result, the Company recorded a pre-tax gain in the second quarter of 2021. The gain on the sale and the income taxes on the gain have been removed from adjusted results. The Company believes excluding the impact of this gain will provide investors with a more meaningful comparison of results with the historical periods presented. (m) On April 1, 2021, the Company repaid $500 million of aggregate principal amount of 3.6% unsecured notes due in 2022 and incurred approximately $14.8 million of costs, excluding accrued interest, in connection with the repayment. The cost associated with the repayment was recorded to other income/(expense), net in the second quarter of 2021. The costs associated with the payment and related tax benefit have been removed from adjusted results. The Company believes excluding the impact of this charge will provide investors with a more meaningful comparison of results with the historical periods presented. (n) Represents the settlement charges for the Company's defined benefit pension plan incurred in the fourth quarter of 2021. On July 22, 2021, the Company's Board of Directors approved a plan to terminate and settle this frozen defined benefit plan, and during the fourth quarter of 2021, the Company settled its obligations under the plan and transferred the corresponding amount of plan assets to the insurer. The expenses associated with the pension settlement were recorded to Pension settlement charges within Total other income/(expense), net. The Company believes excluding the impact of this charge will provide investors with a more meaningful comparison of results with the historical periods presented. Represents the tax impact from changes to certain of the Company's permanent reinvestment assertions related to its decision to classify its Business Solutions business as held for sale in 2021. The Company believes excluding the impact of this charge will provide investors with a more meaningful comparison of results with the historical periods presented. During 2021, the Company entered into an agreement to sell its Business Solutions business to Goldfinch Partners LLC and The Baupost Group LLC (collectively, the “Buyer”) and received cash consideration of $887.2 million, net of cash divested, subject to the remaining close and regulatory capital adjustments. The sale will be completed in three closings, the first of which occurred on March 1,2022 with the entirety of the cash consideration collected at that time and allocated to the closings on a relative fair value basis. The first closing excluded the operations in the European Union and the United Kingdom and resulted in a gain of $151.4 million. The second closing, which includes the United Kingdom operations, occurred on December 31.2022 and resulted in a gain of $96.9 million. The third closing, which includes the European Union operations, is currently expected in the second quarter of 2023, pending regulatory approvals. Revenues have been adjusted to exclude the carved out financial information for the Business Solutions business to compare the year-over-year changes and trends in the Company's continuing businesses, excluding the effects of this divestiture. While the sale of the Company's Business Solutions business does not qualify for or represent discontinued operations, the Company has also adjusted operating income, beginning in the first quarter of 2022 and concurrent with the sale, to exclude the carved out direct profit of the Business Solutions business. The operations of the Business Solutions business to be sold In the third closing will continue to be Included in Revenues and Operating income after the second closing. However, between the first and third closings, the Company is required to pay the Buyer a measure of the profits from these operations, while owned by the Company, adjusted for other charges.

and this expense is recognized in other income/(expense), net. Therefore, the Company believes that providing this information enhances investors' understanding of the profitability of the Company's remaining businesses. The Company has also excluded the gain on the sale, net of related taxes from its results, as management believes that excluding the impact from the gain on sale of the Business Solutions business will provide investors with a clearer and more meaningful comparison of results. These financial measures are non-GAAP measures and should not be considered a substitute for the GAAP measures. Represents the exit costs incurred in connection with the divestiture of the Business Solutions business and the suspension of operations in Russia and Belarus. primarily related to severance and non-cash impairments of properly and equipment, an operating lease right-of-use asset, and other intangible assets. While certain of the expenses are identifiable to the Company's segments, the expenses are not included in the measurement of segment operating income provided to the Chief Operating Decision maker for purposes of performance assessment and resource allocation. These expenses are therefore excluded from the Company's segment operating income results. These expenses have been excluded from operating income, the effective tax rate, and diluted earnings per share, net of related taxes. The Company believes that by excluding the effects of these charges that can impact operating trends, management and investors are provided with a measure that increases the comparability of the Company's underlying operating results. Represents non-cash reversals of significant uncertain tax positions. While the Company continues to reverse its uncertain tax positions upon settlements with taxing authorities, the lapse of the applicable statute of limitations, and other events, the Company has excluded certain reversals of uncertain tax positions in the third and fourth quarter of 2022 because of the significance of these reversals on its reported results. The Company believes excluding these reversals provides a more meaningful comparison of results to the historical periods presented. (s) Represents severance, non-cash impairments of operating lease right-of-use assets and property and equipment, and other expenses associated with the Company's program to redeploy expenses in its cost base through optimizations in vendor management, real estate, marketing, and people costs. The expenses are not included in the measurement of segment operating income provided to the Chief Operating Decision Maker for purposes of performance assessment and resource allocation. The Company believes excluding the impact of these expenses will provide investors with a more meaningful comparison of operating results.

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